Exhibit 99.2

Financial Trends

Third Quarter 2015

October 26, 2015

Please direct inquiries to:

Christopher A. Wolking, Senior Executive Vice President & Chief Financial Officer (812) 464-1322

or Joan M. Kissel, Senior Vice President & Corporate Controller (812) 465-7290

Notes: -Summations may not equal due to rounding.

Old National Bancorp

Financial Summary

Third Quarter 2015

				2014				2015
2012	2013	2014		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Profitability (in millions)
$91.7	$100.9	$103.7	Net Income (Loss)	$26.5	$18.8	$29.1	$29.3	$20.9	$26.2	$37.7
91.7	100.9	103.7	Net Income (Loss) Avail. to Common Shareholders	26.5	18.8	29.1	29.3	20.9	26.2	37.7

			Diluted EPS
$0.95	$1.00	$0.95	Net Income (Loss) Avail. to Common Shareholders	$0.26	$0.18	$0.26	$0.25	$0.18	$0.22	$0.33

			Ratios - Net Income
8.34%	8.54%	7.91%	Return on Average Common Equity	9.03%	6.00%	8.54%	8.06%	5.56%	7.11%	10.27%
1.04%	1.05%	0.99%	Return on Average Assets	1.12%	0.75%	1.07%	1.03%	0.70%	0.88%	1.26%
71.83%	68.61%	70.03%	Efficiency Ratio (2)	67.77%	75.85%	67.41%	69.54%	76.27%	70.52%	61.97%
4.23%	4.02%	4.22%	Net Interest Margin (FTE)	4.22%	4.07%	4.78%	3.83%	3.70%	3.75%	3.94%

			Capital Ratios:
			Risk-Based Capital Ratios (EOP):
N/A	N/A	N/A	Tier 1 Common Equity (3)	N/A	N/A	N/A	N/A	11.5%	11.2%	12.1%
13.6%	14.3%	12.9%	Tier 1	14.8%	14.0%	13.0%	12.9%	11.9%	11.6%	12.5%
14.7%	15.2%	13.6%	Total	15.7%	14.7%	13.8%	13.6%	12.6%	12.2%	13.2%
8.5%	8.9%	8.8%	Leverage Ratio (to Average Assets)	9.3%	9.3%	8.9%	8.8%	8.3%	8.2%	8.4%

12.49%	12.33%	12.57%	Total Equity to Assets (Averages)	12.38%	12.49%	12.58%	12.79%	12.59%	12.36%	12.30%
9.01%	8.52%	8.09%	Tangible Common Equity to Tangible Assets (1)	8.82%	8.42%	8.23%	8.09%	7.52%	7.23%	7.56%

			Per Common Share Data:
0.36	0.40	0.44	Cash Dividends Declared	0.11	0.11	0.11	0.11	0.12	0.12	0.12
38%	40%	46%	Dividend Payout Ratio	41%	61%	42%	44%	68%	53%	36%
11.81	11.64	12.54	Common Book Value (EOP)	11.84	12.07	12.35	12.54	12.68	12.64	12.89
11.87	15.37	14.88	Market Value (EOP)	14.91	14.28	12.97	14.88	14.19	14.46	13.93
8.17	7.85	7.67	Tangible Common Book Value (1)	8.08	7.92	7.69	7.67	7.28	7.18	7.45

			Other Statistics
2,684	2,608	2,938	Full Time Equivalent Employees	2,570	2,653	2,920	2,938	2,983	2,865	2,675

(1)	See Non-GAAP Reconciliation on Page 9.
(2)	Efficiency ratio is defined as noninterest expense before amortization of intangibles as a percent of FTE net interest income and noninterest revenues, excluding net gains from securities transactions. This presentation excludes intangible amortization and net securities gains, as is common in other company releases, and better aligns with true operating performance.
(3)	Tier 1 Common Equity New Ratios Effective As of 1/1/2015

FTE - Fully taxable equivalent basis         EOP- End of period actual balances         N/A - Not applicable

Old National Bancorp

INCOME STATEMENT

($ In Millions except EPS information)

Nine Months		Change			Third Quarter		Change
2015	2014	$	%		2015	2014	$	%
$304.2	$292.4	$11.8	4.0%	Interest Income	$105.7	$114.6	$(8.9)	-7.8%
24.0	16.1	8.0	49.4%	Less: Interest Expense	8.6	6.3	2.3	37.0%

280.2	276.3	3.9	1.4%	Net Interest Income	97.1	108.4	(11.3)	-10.4%

26.3	20.5	5.8	28.1%	Wealth Management Fees	8.3	7.2	1.1	15.3%
33.3	35.4	(2.1)	-5.9%	Service Charges on Deposit Accounts	11.0	12.5	(1.5)	-11.8%
17.7	19.0	(1.3)	-7.0%	Debit Card and ATM Fees	3.9	6.8	(2.9)	-42.9%
10.4	3.6	6.8	186.6%	Mortgage Banking Revenue	3.2	1.7	1.4	82.7%
32.2	31.5	0.7	2.2%	Insurance Premiums and Commissions	9.9	9.8	0.2	1.8%
13.5	12.7	0.9	6.9%	Investment Product Fees	4.4	4.7	(0.3)	-5.5%
6.5	4.9	1.6	32.3%	Company-owned Life Insurance	2.2	1.8	0.4	19.8%
(9.1)	(36.9)	27.8	-75.4%	Change in Indemnification Asset	(6.6)	(19.1)	12.5	-65.5%
34.9	18.7	16.2	86.7%	Other Income	22.5	6.3	16.2	258.0%

165.8	109.5	56.3	51.4%	Total Fees, Service Charges & Other Rev.	58.8	31.7	27.1	85.7%

4.1	4.9	(0.8)	-16.6%	Gains (Losses) Sales of Securities (1)	0.9	2.7	(1.9)	-68.3%
0.2	0.3	(0.1)	-40.8%	Gains (Losses) Derivatives	0.1	0.0	0.0	73.9%

170.0	114.6	55.4	48.3%	Total Noninterest Income	59.7	34.4	25.3	73.6%

450.2	391.0	59.3	15.2%	Total Revenues	156.8	142.8	14.1	9.8%

187.1	161.1	26.0	16.2%	Salaries and Employee Benefits	58.2	54.6	3.5	6.4%
41.4	36.4	5.1	13.9%	Occupancy	13.0	12.7	0.3	2.2%
10.3	9.5	0.8	8.5%	Equipment	3.0	3.3	(0.4)	-10.6%
8.6	7.0	1.6	23.4%	Marketing	2.7	2.4	0.3	14.5%
21.3	18.5	2.8	15.3%	Data Processing	6.6	6.4	0.2	3.5%
7.5	7.6	(0.1)	-1.2%	Communication	2.3	2.6	(0.3)	-12.0%
8.9	12.7	(3.7)	-29.3%	Professional Fees	2.4	5.3	(2.9)	-54.3%
4.6	4.4	0.2	3.4%	Loan Expenses	1.4	1.7	(0.2)	-14.1%
1.7	2.3	(0.6)	-24.7%	Supplies	0.4	0.8	(0.3)	-43.8%
5.6	4.6	1.0	22.7%	FDIC Assessment	1.7	1.7	0.1	3.7%
2.2	2.8	(0.6)	-19.9%	Other Real Estate Owned Expense	0.6	0.8	(0.2)	-23.0%
8.9	6.4	2.6	40.4%	Intangible Amortization	2.9	2.5	0.4	14.0%
20.2	13.3	6.9	52.1%	Other Expense	7.3	5.2	2.2	42.4%

328.5	286.3	42.1	14.7%	Total Noninterest Expense	102.6	100.0	2.7	2.7%

2.4	2.2	0.2	9.5%	Provision for loan losses	0.2	2.6	(2.4)	-93.5%

119.3	102.4	16.9	16.5%	Income (loss) before Income Taxes	54.1	40.2	13.8	34.4%

34.6	28.0	6.6	23.5%	Total Taxes	16.4	11.1	5.3	47.8%

$84.7	$74.4	$10.3	13.9%	Net Income (Loss)	$37.7	$29.1	$8.5	29.3%

				Diluted EPS

$0.73	$0.70	$0.03	4.1%	Net Income (Loss) Avail to Common	$0.33	$0.26	$0.07	25.8%

				Average Common Shares Outstanding (000’s)
116,272	105,086	11,187	10.6%	Basic	114,590	111,428	3,162	2.8%
116,800	105,559	11,241	10.6%	Diluted	115,153	111,947	3,205	2.9%

114,523	113,984	538	0.5%	Common Shares Outstanding (EOP) (000’s)	114,523	113,984	538	0.5%

(1)	Includes $0.9 million of net gains and $0.0 million of OTTI in 3Q15 and $2.7 million of net gains and $0.0 million of OTTI in 3Q14. Includes $4.1 million of net gains and $0.0 million of OTTI in YTD 2015 and $5.0 million of net gains and $0.1 million of OTTI in YTD 2014.

EOP - End of period actual balances                                 OTTI - Other Than Temporary Impairment

Old National Bancorp

NET INCOME TRENDS

Third Quarter 2015

($ In Millions except EPS information)

				2014				2015
2012	2013	2014		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$344.7	$341.8	$389.7	Interest Income	$88.3	$89.5	$114.6	$97.3	$98.6	$100.0	$105.7
35.9	24.4	23.4	Less: Interest Expense	4.8	5.0	6.3	7.3	7.6	7.9	8.6

308.8	317.4	366.4	Net Interest Income	83.5	84.5	108.4	90.0	91.0	92.1	97.1

21.5	23.5	28.7	Wealth Management Fees	5.8	7.5	7.2	8.3	8.5	9.4	8.3
51.5	49.6	47.4	Service Charges on Deposit Accounts	11.1	11.8	12.5	12.0	11.0	11.3	11.0
24.0	25.0	25.8	Debit Card and ATM Fees	5.7	6.5	6.8	6.8	6.7	7.1	3.9
3.7	4.4	6.0	Mortgage Banking Revenue	0.6	1.3	1.7	2.4	3.0	4.3	3.2
37.1	38.5	41.5	Insurance Premiums and Commissions	12.0	9.8	9.8	9.9	12.1	10.2	9.9
12.7	16.0	17.1	Investment Product Fees	3.9	4.1	4.7	4.5	4.4	4.7	4.4
6.5	7.5	6.9	Company-owned Life Insurance	1.5	1.6	1.8	2.0	2.2	2.2	2.2
(3.4)	(9.3)	(43.2)	Change in Indemnification Asset	(7.3)	(10.5)	(19.1)	(6.2)	(1.0)	(1.5)	(6.6)
21.7	26.1	24.6	Other Income	6.7	5.7	6.3	6.0	5.6	6.8	22.5

175.4	181.2	155.0	Total Fees, Service Charges & Other Rev.	39.9	37.9	31.7	45.6	52.6	54.4	58.8

13.6	3.3	9.7	Gains (Losses) Sales of Securities (1)	0.5	1.7	2.7	4.9	2.7	0.5	0.9
0.8	0.2	0.4	Gains (Losses) Derivatives	0.2	0.1	0.0	0.1	0.1	0.0	0.1

189.8	184.8	165.1	Total Noninterest Income	40.6	39.7	34.4	50.5	55.3	55.0	59.7

498.6	502.2	531.5	Total Revenues	124.0	124.1	142.8	140.5	146.3	147.1	156.8

193.9	202.4	219.3	Salaries and Employee Benefits	51.4	55.1	54.6	58.2	69.7	59.2	58.2
50.9	48.4	49.1	Occupancy	10.9	12.7	12.7	12.7	14.3	14.1	13.0
11.7	11.9	12.5	Equipment	3.0	3.2	3.3	2.9	3.9	3.4	3.0
7.5	7.2	9.6	Marketing	2.2	2.4	2.4	2.6	2.2	3.7	2.7
22.0	21.6	25.4	Data Processing	5.6	6.5	6.4	6.9	6.6	8.1	6.6
10.9	10.5	10.5	Communication	2.6	2.3	2.6	2.9	2.7	2.4	2.3
12.0	11.9	16.4	Professional Fees	3.7	3.6	5.3	3.7	3.1	3.4	2.4
7.0	7.0	6.1	Loan Expenses	1.3	1.4	1.7	1.7	1.3	1.8	1.4
2.7	2.4	3.0	Supplies	0.7	0.8	0.8	0.7	0.7	0.6	0.4
6.0	5.1	6.3	FDIC Assessment	1.4	1.4	1.7	1.7	1.9	2.0	1.7
17.1	4.1	3.1	Other Real Estate Owned Expense	0.8	1.3	0.8	0.3	1.2	0.5	0.6
7.9	8.2	9.1	Intangible Amortization	1.8	2.0	2.5	2.8	3.1	3.0	2.9
16.0	21.3	16.2	Other Expense	2.8	5.3	5.2	2.9	5.4	7.5	7.3

365.8	362.0	386.4	Total Noninterest Expense	88.3	98.1	100.0	100.1	116.2	109.7	102.6

5.0	(2.3)	3.1	Provision for Loan Losses	0.0	(0.4)	2.6	0.9	0.0	2.3	0.2

127.8	142.5	142.0	Income (loss) before Income Taxes	35.8	26.4	40.2	39.6	30.1	35.1	54.1

36.1	41.6	38.3	Total Taxes	9.2	7.7	11.1	10.3	9.2	9.0	16.4

$91.7	$100.9	$103.7	Net Income (Loss)	$26.5	$18.8	$29.1	$29.3	$20.9	$26.2	$37.7

$0.95	$1.00	$0.95	Net Income (Loss) Avail to Common	$0.26	$0.18	$0.26	$0.25	$0.18	$0.22	$0.33

96,440	100,712	107,818	Average Basic Common Shares (000’s)	99,797	103,904	111,428	115,924	118,540	115,732	114,590
96,833	101,198	108,365	Average Diluted Common Shares (000’s)	100,325	104,361	111,947	116,592	119,076	116,223	115,153

(1)	Gains (losses) on sales of securities are net of OTTI.

Old National Bancorp

Balance Sheet (EOP)

Third Quarter 2015

($ in Millions)

						Change from Prior Year
	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014	9/30/2015 vs. 9/30/2014		12/31/2013	12/31/2012
Assets
Fed Reserve Bank Account	$10.9	$11.3	$12.8	$20.0	$19.9	$(9.0)	-45.2%	$11.2	$41.9
Money Market Investments	4.6	4.9	6.6	12.1	5.7	(1.1)	-19.6%	4.9	3.9
Investments:
Treasury & Gov’t Sponsored Agencies	797.7	851.7	900.9	868.3	807.6	(9.8)	-1.2%	619.3	703.1
Mortgage-backed Securities	1,154.1	1,123.7	1,112.3	1,265.3	1,252.5	(98.3)	-7.9%	1,342.1	1,250.6
States & Political Subdivisions	1,079.7	1,047.2	988.8	967.7	927.5	152.2	16.4%	825.5	746.6
Other Securities	429.4	448.8	458.6	445.6	420.4	9.0	2.1%	392.2	244.3

Total Investments	3,460.9	3,471.4	3,460.5	3,546.9	3,408.0	52.9	1.6%	3,179.1	2,944.6

Loans Held for Sale	18.8	217.7	210.5	213.5	12.9	5.9	45.9%	7.7	12.6
Loans:
Commercial	1,725.0	1,758.4	1,649.4	1,610.3	1,627.4	97.5	6.0%	1,345.6	1,279.2
Commercial Leases	15.5	17.7	18.9	19.3	20.4	(5.0)	-24.3%	27.8	57.7
Commercial & Agriculture Real Estate	1,845.9	1,767.4	1,813.6	1,711.1	1,614.6	231.3	14.3%	1,160.9	1,255.9
Consumer:
Home Equity	364.0	380.1	380.7	361.1	342.4	21.6	6.3%	248.5	253.6
Other Consumer Loans	1,143.2	1,084.4	1,027.8	949.5	932.3	210.9	22.6%	722.8	653.3

Subtotal of Commercial & Consumer Loans	5,093.6	5,007.9	4,890.3	4,651.3	4,537.1	556.4	12.3%	3,505.6	3,499.6
Residential Real Estate	1,640.3	1,622.8	1,625.4	1,519.2	1,547.0	93.3	6.0%	1,359.5	1,324.7
Covered Loans	114.0	135.4	136.8	147.7	158.3	(44.3)	-28.0%	217.8	372.3

Total Loans	6,847.9	6,766.1	6,652.5	6,318.2	6,242.4	605.5	9.7%	5,083.0	5,196.6

Total Earning Assets	10,343.1	10,471.4	10,342.9	10,110.7	9,688.9	654.2	6.8%	8,285.9	8,199.6

Allowance for Loan Losses	(51.2)	(50.2)	(48.9)	(47.8)	(48.3)	2.9	6.1%	(47.1)	(54.8)
Nonearning Assets:
Cash and Due from Banks	157.9	179.0	196.0	207.9	205.9	(47.9)	-23.3%	190.6	218.3
Premises & Equipment	130.3	131.3	132.1	135.9	130.2	0.1	0.1%	108.3	89.9
Goodwill & Intangible Assets	622.8	629.5	631.6	569.5	530.5	92.3	17.4%	378.7	368.0
Company-owned Life Insurance	339.4	337.8	336.0	325.6	316.2	23.2	7.3%	275.1	270.6
FDIC Indemnification Asset	8.9	16.5	20.0	20.6	28.0	(19.1)	-68.2%	88.5	116.6
Covered ORE	4.4	4.8	7.1	9.1	9.5	(5.1)	-53.4%	13.7	26.1
Other Assets	359.6	355.8	334.5	316.0	318.9	40.7	12.8%	288.1	309.2

Total Nonearning Assets	1,623.3	1,654.6	1,657.3	1,584.7	1,539.1	84.2	5.5%	1,343.0	1,398.8

Total Assets	$11,915.2	$12,075.8	$11,951.3	$11,647.6	$11,179.8	$735.4	6.6%	$9,581.7	$9,543.6

Liabilities & Equity
Noninterest-bearing Demand Deposits	$2,388.9	$2,557.7	$2,553.8	$2,427.7	$2,371.0	$17.8	0.8%	$2,026.5	$2,007.8
NOW Accounts	2,001.1	2,213.9	2,218.2	2,176.9	2,069.5	(68.4)	-3.3%	1,775.9	1,827.7
Savings Accounts	2,201.1	2,352.9	2,384.5	2,222.6	2,178.1	23.0	1.1%	1,941.7	1,869.4
Money Market Accounts	1,043.1	602.3	636.9	574.5	547.1	496.1	90.7%	448.8	292.9
Other Time under $100,000	619.7	708.4	757.1	780.2	724.2	(104.4)	-14.4%	752.7	915.7
Other Time $100,000 & over	307.2	327.7	315.1	272.3	277.9	29.4	10.6%	265.3	365.5

Total Core Deposits	8,561.1	8,762.8	8,865.7	8,454.2	8,167.7	393.4	4.8%	7,210.9	7,278.9
Brokered CD’s	60.2	46.8	61.8	36.5	39.6	20.7	52.2%	—	0.1

Total Deposits	8,621.3	8,809.6	8,927.5	8,490.7	8,207.3	414.0	5.0%	7,210.9	7,279.0

Short-term Borrowings	474.9	530.4	463.0	551.3	495.3	(20.4)	-4.1%	462.3	589.8
Other Borrowings	1,120.3	1,069.4	870.6	920.1	871.7	248.6	28.5%	556.4	237.5

Total Borrowed Funds	1,595.2	1,599.8	1,333.6	1,471.4	1,367.0	228.2	16.7%	1,018.7	827.3
Accrued Expenses & Other Liabilities	222.6	209.7	206.9	219.7	198.3	24.3	12.3%	189.5	242.8

Total Liabilities	10,439.2	10,619.1	10,468.0	10,181.8	9,772.6	666.6	6.8%	8,419.1	8,349.1

Common Stock, Surplus & Retained Earnings	1,510.4	1,494.8	1,507.5	1,497.3	1,437.8	72.6	5.0%	1,207.1	1,164.8
Other Comprehensive Income	(34.4)	(38.1)	(24.2)	(31.6)	(30.6)	(3.8)	-12.3%	(44.5)	29.8

Total Shareholders Equity	1,476.0	1,456.7	1,483.3	1,465.8	1,407.2	68.8	4.9%	1,162.6	1,194.6

Total Liabilities & Shareholders Equity	$11,915.2	$12,075.8	$11,951.3	$11,647.6	$11,179.8	$735.4	6.6%	$9,581.7	$9,543.6

EOP - End of period actual balances

Old National Bancorp

Balance Sheet Trends

PERIOD AVERAGES

($ in Millions)

2012	2013	2014		2014				2015
				1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Assets
$23.5	$16.7	$12.3	Fed Reserve Bank Account	$11.1	$12.7	$13.9	11.5	$13.6	$14.8	$22.2
5.6	5.6	7.6	Money Market Investments	6.0	6.5	8.8	9.9	12.1	4.5	11.0
			Investments:
538.2	607.5	760.6	Treasury & Gov’t Sponsored Agencies	640.3	739.1	820.2	839.8	890.0	839.5	820.4
1,288.1	1,430.1	1,281.4	Mortgage-backed Securities	1,321.4	1,281.8	1,268.2	1,255.1	1,153.8	1,138.6	1,123.7
684.6	818.4	889.3	States & Political Subdivisions	824.5	893.2	929.6	908.7	976.9	976.0	1,052.5
214.6	289.0	418.7	Other Securities	403.2	416.8	421.1	433.4	454.1	452.2	440.6

2,725.5	3,145.0	3,350.0	Total Investments	3,189.4	3,331.0	3,439.1	3,436.9	3,474.8	3,406.2	3,437.2

4.9	8.6	9.3	Loans Held for Sale	3.8	6.5	13.6	13.1	202.1	202.9	102.7
—	1.2	—	Leases Held for Sale	—	—	—	—	—	—	—
			Loans:
1,156.0	1,319.7	1,483.0	Commercial	1,328.3	1,428.8	1,546.1	1,624.9	1,639.1	1,686.4	1,713.4
68.3	41.0	22.9	Commercial Leases	26.2	24.2	21.8	19.7	20.3	18.2	16.2
1,100.9	1,196.8	1,417.4	Commercial & Agriculture Real Estate	1,165.8	1,276.7	1,527.1	1,693.3	1,812.0	1,785.5	1,803.9
			Consumer:
250.7	263.2	313.1	Home Equity	262.7	284.1	340.2	364.0	379.2	375.7	371.1
621.8	648.7	827.0	Other Consumer Loans	719.8	768.7	861.7	954.7	999.7	1,067.7	1,112.9

3,197.7	3,469.5	4,063.3	Subtotal of Commercial & Consumer Loans	3,502.9	3,782.4	4,296.8	4,656.7	4,850.4	4,933.4	5,017.5
1,150.9	1,373.4	1,462.7	Residential Real Estate	1,358.5	1,405.2	1,507.8	1,576.6	1,650.4	1,630.1	1,643.0
508.9	292.3	177.2	Covered Loans	204.6	185.7	164.8	153.8	142.7	134.0	131.2

4,857.5	5,135.1	5,703.3	Total Loans	5,065.9	5,373.3	5,969.4	6,387.1	6,643.5	6,697.5	6,791.6

7,617.1	8,312.2	9,082.6	Total Earning Assets	8,276.3	8,730.1	9,444.9	9,858.5	10,346.2	10,325.9	10,364.7

(56.1)	(50.6)	(47.3)	Allowance for Loan Losses	(46.6)	(47.4)	(46.6)	(48.4)	(49.4)	(48.6)	(51.4)
1,239.6	1,328.3	1,396.8	Nonearning Assets	1,262.5	1,329.8	1,454.8	1,535.8	1,634.4	1,634.3	1,614.5

$8,800.5	$9,589.9	$10,432.2	Total Assets	$9,492.2	$10,012.5	$10,853.0	$11,345.9	$11,931.2	$11,911.6	$11,927.8

			Liabilities & Equity
$1,828.8	$1,952.8	$2,166.6	Noninterest-bearing Demand Deposits	$1,986.5	$2,055.4	$2,240.1	$2,379.4	$2,503.1	$2,515.7	$2,500.5
1,608.6	1,734.8	1,989.8	NOW Accounts	1,783.5	1,937.4	2,042.3	2,190.9	2,207.1	2,271.7	2,099.7
1,728.9	1,916.1	2,104.1	Savings Accounts	1,968.0	2,078.0	2,162.9	2,204.1	2,343.9	2,369.2	2,278.5
289.0	368.4	490.2	Money Market Accounts	448.0	442.7	511.0	557.8	657.0	616.0	607.1
1,309.5	1,152.3	996.4	Other Time	988.4	959.6	988.9	1,048.2	1,075.0	1,049.1	973.7

6,764.7	7,124.4	7,747.1	Total Core Deposits	7,174.5	7,473.1	7,945.1	8,380.5	8,786.0	8,821.8	8,459.4

10.5	0.0	28.0	Brokered CD’s	—	36.3	37.1	38.0	72.9	52.5	43.2

6,775.2	7,124.5	7,775.1	Total Deposits	7,174.5	7,509.4	7,982.2	8,418.5	8,858.9	8,874.2	8,502.6

413.9	517.7	404.9	Short-term Borrowings	380.2	400.0	401.5	437.4	453.6	467.4	527.4
280.2	539.3	753.9	Other Borrowings	581.4	684.4	916.4	829.2	920.2	897.8	1,231.9

694.1	1,057.0	1,158.9	Total Borrowed Funds	961.6	1,084.4	1,317.8	1,266.5	1,373.8	1,365.2	1,759.3

232.2	226.3	186.9	Accrued Expenses & Other Liabilities	181.3	167.9	188.1	210.0	195.7	200.2	199.2

7,701.6	8,407.7	9,120.9	Total Liabilities	8,317.4	8,761.7	9,488.1	9,895.1	10,428.4	10,439.7	10,461.1

1,072.1	1,188.9	1,342.6	Common Stock, Surplus & Retained Earnings	1,211.3	1,283.0	1,396.2	1,476.2	1,529.9	1,498.8	1,498.7
26.9	(6.7)	(31.3)	Other Comprehensive Income	(36.5)	(32.2)	(31.3)	(25.3)	(27.2)	(26.9)	(32.0)

1,099.0	1,182.2	1,311.3	Total Shareholders Equity	1,174.8	1,250.8	1,365.0	1,450.9	1,502.7	1,471.9	1,466.7

$8,800.5	$9,589.9	$10,432.2	Total Liabilities & Shareholders Equity	$9,492.2	$10,012.5	$10,853.0	$11,345.9	$11,931.2	$11,911.6	$11,927.8

Old National Bancorp

Interest Rate Trends (FTE basis)

PERIOD AVERAGES

2012	2013	2014		2014				2015
				1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Earning Assets:
0.51%	0.17%	0.21%	Fed Funds Sold, Resell Agr, Fed Reserve Bank Acct, & Money Mkt	0.14%	0.20%	0.11%	0.38%	0.10%	0.16%	0.05%
			Investments:
2.35%	2.24%	2.05%	Treasury & Gov’t Sponsored Agencies	2.20%	2.06%	2.00%	1.99%	1.97%	1.96%	1.91%
2.26%	1.85%	1.81%	Mortgage-backed Securities	1.93%	1.87%	1.72%	1.69%	1.75%	1.78%	1.84%
5.47%	5.33%	5.07%	States & Political Subdivisions	5.14%	5.14%	5.05%	4.99%	4.75%	4.93%	4.79%
3.76%	2.92%	2.70%	Other Securities	2.96%	2.68%	2.64%	2.54%	2.48%	2.37%	2.52%

3.18%	2.93%	2.83%	Total Investments	2.94%	2.89%	2.80%	2.73%	2.74%	2.81%	2.85%

			Loans:
4.87%	4.42%	4.52%	Commercial (1)	5.00%	4.27%	4.45%	4.43%	4.32%	4.45%	4.44%
6.36%	6.16%	6.36%	Commercial Leases	6.32%	6.41%	6.35%	6.34%	14.06%	7.08%	7.02%
7.22%	7.15%	8.87%	Commercial & Agriculture Real Estate (1)	8.47%	8.06%	11.86%	6.66%	5.98%	6.05%	7.23%
			Consumer:
4.09%	4.55%	4.08%	Home Equity (1)	4.43%	4.40%	4.38%	3.28%	4.09%	3.99%	3.87%
6.03%	5.16%	4.06%	Other Consumer Loans (1)	4.32%	4.17%	3.93%	3.89%	3.76%	3.59%	3.47%

5.79%	5.51%	5.94%	Subtotal of Commercial & Consumer Loans	6.05%	5.62%	7.06%	5.09%	4.89%	4.86%	5.24%
4.50%	4.12%	4.07%	Residential Real Estate Loans (1)	3.97%	4.03%	4.16%	4.10%	4.11%	4.21%	4.13%

5.56%	5.18%	5.43%	Total Loans (1)	5.44%	5.16%	6.27%	4.81%	4.65%	4.66%	4.93%

4.70%	4.32%	4.47%	Total Earning Assets	4.46%	4.28%	5.00%	4.09%	3.99%	4.03%	4.22%

			Interest-bearing Liabilities:

0.03%	0.03%	0.03%	NOW Accounts	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
0.22%	0.15%	0.14%	Savings Accounts	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%
0.10%	0.06%	0.05%	Money Market Accounts	0.05%	0.05%	0.05%	0.05%	0.07%	0.06%	0.07%
1.70%	1.27%	0.91%	Other Time	1.00%	0.99%	0.92%	0.88%	0.90%	0.92%	0.96%

0.54%	0.35%	0.24%	Total Interest-bearing Deposits	0.26%	0.24%	0.23%	0.22%	0.22%	0.22%	0.23%

0.78%	2.24%	0.55%	Brokered CD’s	0.00%	0.52%	0.67%	0.45%	0.51%	0.44%	0.68%

0.55%	0.35%	0.24%	Total Interest-bearing Deposits & CD’s	0.26%	0.25%	0.23%	0.22%	0.23%	0.22%	0.23%

0.13%	0.12%	0.08%	Short-term Borrowings	0.07%	0.08%	0.08%	0.08%	0.09%	0.10%	0.11%
2.98%	1.04%	1.29%	Other Borrowings	0.99%	0.94%	1.23%	1.81%	1.71%	1.87%	1.59%

1.28%	0.59%	0.86%	Total Borrowed Funds	0.62%	0.62%	0.86%	1.19%	1.19%	1.27%	1.15%

0.64%	0.39%	0.35%	Total Interest-bearing Liabilities	0.32%	0.31%	0.35%	0.40%	0.40%	0.41%	0.44%

4.05%	3.94%	4.12%	Net Interest Rate Spread	4.15%	3.97%	4.65%	3.69%	3.59%	3.62%	3.78%

4.23%	4.02%	4.22%	Net Interest Margin (FTE)	4.22%	4.07%	4.78%	3.83%	3.70%	3.75%	3.94%

$13.2	$16.9	$17.0	FTE Adjustment ($ in millions)	$3.9	$4.3	$4.5	$4.3	$4.7	$4.8	$5.0

FTE - Fully taxable equivalent basis

(1)	Includes loans and leases held for sale.

Old National Bancorp

Asset Quality (EOP) Excludes Covered Assets (4)

($ in Millions)

2012	2013	2014		2014				2015
				1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

$57.1	$49.0	$41.7	Beginning Allowance for Loan Losses	$41.7	$41.5	$42.5	$44.7	$44.3	$46.7	$48.5

(1.0)	(3.9)	4.4	Provision for Loan Losses	(0.4)	1.1	3.0	0.7	0.8	2.6	(0.0)

(21.4)	(14.9)	(10.4)	Gross Charge-offs	(2.6)	(2.1)	(2.4)	(3.3)	(0.6)	(3.3)	(2.2)
14.3	11.5	8.6	Gross Recoveries	2.7	2.0	1.7	2.2	2.2	2.5	3.3

(7.1)	(3.4)	(1.8)	Net Charge-offs	0.2	(0.1)	(0.8)	(1.1)	1.6	(0.8)	1.0

$49.0	$41.7	$44.3	Ending Allowance for Loan Losses	$41.5	$42.5	$44.7	$44.3	$46.7	$48.5	$49.5

0.16%	0.07%	0.03%	Net Charge-offs / Average Loans (1)	-0.02%	0.01%	0.05%	0.07%	-0.10%	0.05%	-0.06%

$4,348.7	$4,842.8	$5,526.1	Average Loans Outstanding (1)	$4,861.3	$5,187.6	$5,804.5	$6,233.3	$6,500.8	$6,563.5	$6,660.4

$4,824.3	$4,865.1	$6,170.5	EOP Loans Outstanding (1)	$4,878.1	$5,367.7	$6,084.1	$6,170.5	$6,515.7	$6,630.7	$6,733.9

1.02%	0.86%	0.72%	Allowance for Loan Loss / EOP Loans (1)	0.85%	0.79%	0.73%	0.72%	0.72%	0.73%	0.74%

			Underperforming Assets:
$1.1	$0.2	$0.5	Loans 90 Days & over (still accruing)	$0.2	$0.3	$0.5	$0.5	$0.1	$0.6	$0.6

			Non-performing Loans:
150.4	96.6	125.7	Nonaccrual Loans (2)	84.8	96.7	125.4	125.7	143.3	156.4	132.0
9.2	15.6	12.7	Renegotiated Loans	20.2	21.3	22.1	12.7	12.4	13.4	14.0

159.5	112.2	138.4	Total Non-performing Loans	105.0	118.0	147.5	138.4	155.7	169.8	146.0

11.2	7.6	7.2	Foreclosed properties	7.6	6.7	8.2	7.2	8.5	9.4	9.3

$171.8	$120.0	$146.1	Total Underperforming Assets	$112.9	$125.0	$156.2	$146.1	$164.3	$179.8	$155.8

$233.4	$159.8	$233.5	Classified Loans - “Problem Loans”	$170.5	$203.9	$226.1	$233.5	$239.0	$242.7	$240.7
59.2	43.9	26.5	Other Classified Assets	42.0	41.5	26.5	26.5	26.2	22.1	22.1
113.3	135.4	194.8	Criticized Loans - “Special Mention Loans”	112.3	112.9	170.5	194.8	183.9	163.7	139.5

$405.9	$339.0	$454.8	Total Classified & Criticized Assets	$324.8	$358.2	$423.1	$454.8	$449.2	$428.5	$402.3

3.31%	2.31%	2.24%	Non-performing loans / EOP Loans (1)	2.15%	2.20%	2.43%	2.24%	2.39%	2.56%	2.17%

31%	37%	32%	Allowance to Non-performing Loans (3)	40%	36%	30%	32%	30%	29%	34%

3.56%	2.47%	2.37%	Under-performing Assets / EOP Loans (1)	2.31%	2.33%	2.57%	2.37%	2.52%	2.71%	2.31%

$9,543.6	$9,581.7	$11,647.6	EOP Total Assets (includes covered assets)	$9,544.8	$10,387.9	$11,179.8	$11,647.6	$11,951.3	$12,075.8	$11,915.2

1.80%	1.25%	1.25%	Under-performing Assets / EOP Assets	1.18%	1.20%	1.40%	1.25%	1.38%	1.49%	1.31%

EOP - End of period actual balances

(1)	Excludes loans and leases held for sale.
(2)	Includes $38.6 million in 3Q15 of renegotiated loans.
(3)	Because the acquired loans were recorded at fair value in accordance with ASC 805 at the date of acquisition, the credit risk is incorporated in the fair value recorded. No allowance for loan losses is recorded on the acquisition date.
(4)	The Company entered into separate loss sharing agreements with the FDIC providing for specified credit loss protection for substantially all acquired single family residential loans, commercial loans, and other real estate owned. At September 30, 2015, approximately $114.0 million of loans and $4.4 million of other real estate owned are covered by the loss sharing agreements. As such, eighty percent of losses incurred on these covered assets will be reimbursed to Old National by the FDIC.

Old National Bancorp

Asset Quality (EOP) Including Covered Assets (4)

($ in Millions)

2012	2013	2014		2014				2015
				1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

$58.1	$54.8	$47.1	Beginning Allowance for Loan Losses	$47.1	$47.6	$46.2	$48.3	$47.8	$48.9	$50.2

5.0	(2.3)	3.1	Provision for Loan Losses	0.0	(0.4)	2.6	0.9	0.0	2.3	0.2

(22.3)	(17.0)	(11.2)	Gross Charge-offs	(2.4)	(3.1)	(2.1)	(3.5)	(1.2)	(3.6)	(2.5)
14.0	11.7	8.8	Gross Recoveries	2.8	2.1	1.7	2.2	2.3	2.7	3.3

(8.3)	(5.3)	(2.4)	Net Charge-offs	0.4	(1.0)	(0.5)	(1.3)	1.0	(1.0)	0.9

$54.8	$47.1	$47.8	Ending Allowance for Loan Losses	$47.6	$46.2	$48.3	$47.8	$48.9	$50.2	$51.2

0.17%	0.10%	0.04%	Net Charge-offs / Average Loans (1)	-0.03%	0.07%	0.03%	0.08%	-0.06%	0.06%	-0.05%

$4,857.5	$5,135.1	$5,703.3	Average Loans Outstanding (1)	$5,065.9	$5,373.3	$5,969.4	$6,387.1	$6,643.5	$6,697.5	$6,791.6

$5,196.6	$5,083.0	$6,318.2	EOP Loans Outstanding (1)	$5,072.3	$5,538.9	$6,242.4	$6,318.2	$6,652.5	$6,766.1	$6,847.9

1.05%	0.93%	0.76%	Allowance for Loan Loss / EOP Loans (1)	0.94%	0.83%	0.77%	0.76%	0.73%	0.74%	0.75%

			Underperforming Assets:
$1.1	$0.2	$0.5	Loans 90 Days & over (still accruing)	$0.2	$0.4	$0.6	$0.5	$0.1	$0.6	$0.6

			Non-performing Loans:
254.3	128.4	140.9	Nonaccrual Loans (2)	112.1	118.0	142.3	140.9	155.9	167.8	140.7
9.2	15.7	12.9	Renegotiated Loans	20.4	21.4	22.3	12.9	12.5	13.6	14.1

263.5	144.2	153.7	Total Non-performing Loans	132.5	139.5	164.6	153.7	168.4	181.4	154.8

37.3	21.2	16.4	Foreclosed properties	20.5	17.9	17.6	16.4	15.6	14.1	13.7

$301.9	$165.7	$170.5	Total Underperforming Assets	$153.2	$157.7	$182.8	$170.5	$184.1	$196.1	$169.1

$355.4	$195.3	$250.9	Classified Loans - “Problem Loans”	$200.9	$228.7	$245.1	$250.9	$253.2	$257.1	$252.4
59.2	43.9	26.5	Other Classified Assets	42.0	41.5	26.5	26.5	26.2	22.1	22.1
122.6	143.8	199.3	Criticized Loans - “Special Mention Loans”	119.8	119.4	175.8	199.3	190.0	173.9	141.2

$537.2	$383.0	$476.7	Total Classified & Criticized Assets	$362.7	$389.6	$447.4	$476.7	$469.5	$453.1	$415.7

5.07%	2.84%	2.43%	Non-performing loans / EOP Loans (1)	2.61%	2.52%	2.64%	2.43%	2.53%	2.68%	2.26%

21%	33%	31%	Allowance to Non-performing Loans (3)	36%	33%	29%	31%	29%	28%	33%

5.81%	3.26%	2.70%	Under-performing Assets / EOP Loans (1)	3.02%	2.85%	2.93%	2.70%	2.77%	2.90%	2.47%

$9,543.6	$9,581.7	$11,647.6	EOP Total Assets (includes covered assets)	$9,544.8	$10,387.9	$11,179.8	$11,647.6	$11,951.3	$12,075.8	$11,915.2

3.16%	1.73%	1.46%	Under-performing Assets / EOP Assets	1.61%	1.52%	1.64%	1.46%	1.54%	1.62%	1.42%

EOP - End of period actual balances

(1)	Excludes loans and leases held for sale.
(2)	Includes $38.6 million in 3Q15 of renegotiated loans.
(3)	Because the acquired loans were recorded at fair value in accordance with ASC 805 at the date of acquisition, the credit risk is incorporated in the fair value recorded. No allowance for loan losses is recorded on the acquisition date.
(4)	The Company entered into separate loss sharing agreements with the FDIC providing for specified credit loss protection for substantially all acquired single family residential loans, commercial loans, and other real estate owned. At September 30, 2015, approximately $114.0 million of loans and $4.4 million of other real estate owned are covered by the loss sharing agreements. As such, eighty percent of losses incurred on these covered assets will be reimbursed to Old National by the FDIC.

Old National Bancorp

NON-GAAP MEASURES

Third Quarter 2015

($ In Millions except EPS information)

				2014				2015
2012	2013	2014		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Actual EOP Balances

$1,194.6	$1,162.6	$1,465.8	GAAP Shareholders’ Equity	$1,185.2	$1,277.3	$1,407.2	$1,465.8	$1,483.3	$1,456.7	$1,476.0
			Deduct:
338.8	352.7	530.8	Goodwill	352.7	408.5	491.4	530.8	587.9	588.5	584.6
29.2	26.0	38.7	Intangibles	24.1	30.8	39.0	38.7	43.7	41.0	38.1

368.0	378.7	569.5		376.8	439.3	530.5	569.5	631.6	629.5	622.8

$826.5	$784.0	$896.2	Tangible Shareholders’ Equity	$808.4	$838.1	$876.7	$896.2	$851.6	$827.3	$853.2

			Actual EOP Balances
$9,543.6	$9,581.7	$11,647.6	GAAP Assets	$9,544.8	$10,387.9	$11,179.8	$11,647.6	$11,951.3	$12,075.8	$11,915.2

			Add:
0.1	0.1	0.2	Trust Overdrafts	0.0	0.0	0.1	0.2	0.1	0.1	0.1

			Deduct:
338.8	352.7	530.8	Goodwill	352.7	408.5	491.4	530.8	587.9	588.5	584.6
29.2	26.0	38.7	Intangibles	24.1	30.8	39.0	38.7	43.7	41.0	38.1

368.0	378.7	569.5		376.8	439.3	530.5	569.5	631.6	629.5	622.8

$9,175.7	$9,203.1	$11,078.2	Tangible Assets	$9,168.0	$9,948.7	$10,649.4	$11,078.2	$11,319.7	$11,446.4	$11,292.5

5,604.9	5,734.0	7,334.0	Risk Weighted Assets	5,729.5	6,339.2	7,063.5	7,334.0	7,864.9	8,023.9	7,592.9

			Actual EOP Balances
$91.7	$100.9	$103.7	GAAP Net Income	$26.5	$18.8	$29.1	$29.3	$20.9	$26.2	$37.7

			Add:
6.4	6.5	7.8	Intangible Amortization (net of tax)	1.5	1.7	2.2	2.5	2.8	2.7	2.6

$98.1	$107.4	$111.5	Tangible Net Income	$28.0	$20.4	$31.3	$31.7	$23.7	$28.8	$40.3

			Tangible Ratios
11.87%	13.70%	12.44%	Return on Tangible Common Equity	13.84%	9.76%	14.29%	14.15%	11.12%	13.95%	18.88%
1.07%	1.17%	1.01%	Return on Tangible Assets	1.22%	0.82%	1.18%	1.15%	0.84%	1.01%	1.43%
9.01%	8.52%	8.09%	Tangible Common Equity to Tangible Assets	8.82%	8.42%	8.23%	8.09%	7.52%	7.23%	7.56%
14.75%	13.67%	12.22%	Tangible Common Equity to Risk Wgt Assets	14.11%	13.22%	12.41%	12.22%	10.83%	10.31%	11.24%
8.17	7.85	7.67	Tangible Common Book Value (1)	8.08	7.92	7.69	7.67	7.28	7.18	7.45

Tangible Common Equity is defined as GAAP Shareholders’ Equity less Goodwill and Intangibles.

Tangible Common Equity presentation includes Other Comprehensive Income (OCI) as is common in other company releases.

(1)	Tangible Common Shareholders’ Equity Divided By Common Shares Issued and Outstanding at Period-End.